UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2007

EPL Intermediate, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-115644	13-4092105
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3535 Harbor Boulevard, Suite 100,		92626
Costa Mesa, California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

3333 Michelson Drive, Suite 550, Irvine, California 92612
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Unit Purchase Agreement

EPL Intermediate, Inc. (the “Company”) is a wholly owned indirect subsidiary of Chicken Acquisition Corp. (“CAC”), which is owned by Trimaran Pollo Partners, LLC (“TPP”) (which is controlled by affiliates of Trimaran Fund Management, LLC (“Trimaran”)).  On December 26, 2007, the Company entered into a Unit Purchase Agreement, by and among the Company, TPP, CAC, El Pollo Loco, Inc. (“EPL”), FS Equity Partners V, L.P. (“FSEP V”), FS Affiliates V, L.P. (“FSA V”), Peter Starrett (“Starrett” and collectively with FSEP V and FSA V, the “Purchasers”), and certain members of TPP (the “Unit Purchase Agreement”).  The Unit Purchase Agreement provides that the Purchasers will purchase an aggregate of $45 million newly issued units of TPP for $110 per unit at the first closing and up to an additional $9.5 million units at the same price, on a secondary basis if available, at a second closing to happen prior to January 31, 2008.  Each of FSEP V and FSA V received specified equity commitment fees in connection with the transactions contemplated by the Unit Purchase Agreement.

On December 26, 2007, pursuant to the first closing under the Unit Purchase Agreement, the Purchasers acquired 409,090.91 TPP membership units from TPP, for an aggregate purchase price of $45 million.  TPP contributed the proceeds of this sale to CAC in consideration for CAC shares.  By written, irrevocable waiver and consent, the stockholders of CAC and the members of TPP each waived any preemptive rights they may have had with respect to the issuance of the membership units in TPP and CAC shares.

The foregoing description of the Unit Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Unit Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Amendment to Monitoring and Management Services Agreement

In connection with the Unit Purchase Agreement, on December 26, 2007, Freeman Spogli & Co. V, L.P. ("FS"), Trimaran and CAC entered into an amendment (“Amendment No. 1 to the Monitoring Agreement”) to the monitoring and management services agreement, dated as of November 18, 2005, between Trimaran and CAC (the “Monitoring Agreement”).  Under Amendment No. 1 to the Monitoring Agreement, FS will share pro rata in certain fees paid to Trimaran by CAC.  FS will also receive the benefit of the indemnification and reimbursement provisions available to Trimaran under the Monitoring Agreement.

The Monitoring Agreement is included as Exhibit 10.17 to the Company’s Form 10-K for the year ended December 27, 2005, filed with the SEC on April 10, 2006 and incorporated herein by reference.  Amendment No. 1 to the Monitoring Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.  The foregoing description of Amendment No. 1 to the Monitoring Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment to Second Amended and Restated Limited Liability Company Operating Agreement

Also in connection with the Unit Purchase Agreement, the Purchasers, TPP and members of TPP entered into an amendment, dated December 26, 2007 (“Amendment No. 1 to the Operating Agreement”) to the second amended and restated limited liability company operating agreement of TPP, dated March 8, 2006 (the “Operating Agreement”). Pursuant to Amendment No. 1 to the Operating Agreement, the Purchasers were made a party to the Operating Agreement.  Under the Operating Agreement, the members of TPP have pre-emptive rights in order to maintain their respective percentage ownership interests in TPP in the event of an issuance of additional membership interests, and rights to cause TPP to exercise on a pro rata basis its pre-emptive rights, if any, in CAC.  The members of TPP have waived their preemptive rights in connection with the transactions contemplated by the Unit Purchase Agreement.

Under the terms of Amendment No. 1 to the Operating Agreement, the Purchasers are entitled to appoint one member to the CAC Board of Directors until such time as they collectively hold less than 5% of the aggregate outstanding units of TPP and have specified rights with respect to the committees of TPP and its subsidiaries.  The Purchasers are also entitled, upon certain triggering events, to a pro rata distribution of CAC shares based on the Purchasers' interest in TPP.

The Operating Agreement is included as Exhibit 10.17 to the Company’s Form S-4 filed with the SEC on April 14, 2006 and is incorporated herein by reference.  Amendment No. 1 to the Operating Agreement is filed as Exhibit 10.4 hereto and is incorporated herein by reference.  The foregoing descriptions of the Operating Agreement and Amendment No. 1 to the Operating Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Amendment to the Stockholders Agreement

In connection with the Unit Purchase Agreement, CAC and TPP entered into an amendment, dated December 26, 2007 (“Amendment No. 1 to the Stockholders Agreement”) to the stockholders agreement, dated November 18, 2005, among CAC, TPP and certain other stockholders of CAC (the “Stockholders Agreement”).  The Purchasers will become a party to the Stockholders Agreement, as amended, upon receiving a distribution of CAC shares upon specified triggering events as contemplated by the Operating Agreement, as amended.

The Stockholders Agreement, as amended, gives the Purchasers the right to make two requests that CAC use its best efforts to register its shares under the Securities Act, subject to specified restrictions.  For each such demand registration pursuant to the Stockholders Agreement, as amended, subject to certain exceptions, the parties to the Stockholders Agreement, as amended, have certain rights to participate on a pro rata basis, subject to certain conditions.  The Stockholders Agreement, as amended, also specifies that the Purchasers, upon becoming a stockholder of CAC, shall not be subject to the provisions in the Stockholders Agreement, as amended, relating to "right of first offer", "tag-along" and "drag-along" rights.  Under the amended Stockholders Agreement, the Purchasers shall also be entitled to certain rights with respect to S-3 registrations and the right to receive financial statements and other information of CAC given to TPP.

The Stockholders Agreement, as amended, terminates upon the consummation of (1) an initial public offering of CAC or its subsidiaries or (2) a sale of all or substantially all of the assets or equity interests in CAC to a third party (whether by merger, consolidation, sale of assets or securities or otherwise). The registration rights provisions of the agreement, and certain other provisions, are expected to survive termination.

The Stockholders Agreement is included as Exhibit 10.15 to the Company’s Form 10-K for the year ended December 27, 2005, filed with the SEC on April 10, 2006 and is incorporated herein by reference.  Amendment No. 1 to the Stockholders Agreement is filed as Exhibit 10.6 hereto and is incorporated herein by reference.  The foregoing descriptions of the Stockholders Agreement and Amendment No. 1 to the Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 5.02              Election of Directors

On December 26, 2007, the sole stockholder of the Company increased the size of the Company's Board of Directors to 10 directors and elected Alberto Robaina, Jay R. Bloom, and John M. Roth to the Board as directors.  Each new director is expected to be named to the Compensation Committee of the Board of Directors of the Company and Mr. Robaina and Mr. Bloom are also expected to be named to each other committee of the Board of Directors.

John M. Roth was elected as the Purchasers' designee for director of the Company pursuant to Amendment No.1 to the Operating Agreement described above.  Mr. Roth is one of the managing members of FS Capital Partners V, LLC, which is the general partner of FSEP V, and is a member of Freeman Spogli & Co.  As such, he may be deemed to be a beneficial owner of the securities owned by FSEP V.  Mr. Roth disclaims beneficial ownership in such securities except to the extent of his pecuniary interest in them.

Mr. Robaina and Mr. Bloom were elected as Trimaran's designees for directors of the Company.  Mr. Robaina is a Managing Director and General Counsel of Trimaran Capital Partners, L.L.C., an affiliate of the Company's sole stockholder.  Mr. Bloom is a Managing Partner of Trimaran Capital Partners, L.L.C.  Mr. Bloom is a one-third beneficial owner of Trimaran and Trimaran Capital Partners, L.L.C. (an affiliate of Trimaran and TPP).  As such, he may be deemed to be a beneficial owner of the securities owned by Trimaran and Trimaran Capital Partners, L.L.C.  Mr. Bloom disclaims beneficial ownership in such securities except to the extent of his pecuniary interest in them.  As a one-third beneficial owner of Trimaran and Trimaran Capital Partners, L.L.C., together with Company directors Andrew Heyer and Dean Kehler, Mr. Bloom has a material indirect interest in the Monitoring Agreement described above and in a Development Agreement between EPL and Fiesta Brands (of which Trimaran Capital Partners, L.L.C. is a majority beneficial owner).  Such Development Agreement is described in Item 11 under "Compensation Committee Interlocks and Insider Participation" in the Company's Form 10-K filed with the Commission on March 23, 2007,  which description is incorporated herein by this reference.

The Company and EPL are indirect wholly owned subsidiaries of CAC. The principal stockholder of CAC is TPP.  TPP is controlled by Trimaran.  Pursuant to the first closing under the Unit Purchase Agreement, Freeman Spogli & Co. is an indirect beneficial owner of a significant non-controlling portion of TPP membership units.

Item 8.01              Other Events

On December 27, 2007, EPL issued a press release announcing the equity investment by the Purchasers.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 26, 2007, CAC made a capital contribution of $3,000,000 to EPL at the direction of each of Chicken Subsidiary Corp., EPL Holdings, Inc. and EPL Intermediate, Inc.

Item 9.01              Financial Statements and Exhibits.

(d)            Exhibits

2.1
Unit Purchase Agreement, dated December 26, 2007, among EPL Intermediate, Inc., Trimaran Pollo Partners, L.L.C., Chicken Acquisition Corp., El Pollo Loco, Inc., FS Equity Partners V, L.P., FS Affiliates V, L.P., Peter Starrett, and certain members of Trimaran Pollo Partners, L.L.C.

10.1
Monitoring and Management Services Agreement, dated November 18, 2005, between Chicken Acquisition Corp. and Trimaran Fund Management, LLC (incorporated by reference to EPL Intermediate, Inc.’s Form 10-K for the year ended December 26, 2005 (File No. 333-115644) filed on April 10, 2006)

10.2	Amendment No. 1 to the Monitoring and Management Services Agreement, dated December 26, 2007, among Chicken Acquisition Corp., Trimaran Fund Management, LLC, and Freeman Spogli & Co. V, L.P.

10.3
Second Amended and Restated Limited Liability Company Operating Agreement of Trimaran Pollo Partners, L.L.C., dated March 8, 2006, among Trimaran Pollo Partners, L.L.C. and certain members of Trimaran Pollo Partners, L.L.C. (incorporated by reference to EPL Intermediate Inc.’s Registration Statement on Form S-4 (File No. 333-133318) filed on April 14, 2006)

10.4
Amendment No. 1 to the Second Amended and Restated Limited Liability Company Operating Agreement of Trimaran Pollo Partners, L.L.C., dated December 26, 2007, among Trimaran Pollo Partners, LLC, certain members of Trimaran Pollo Partners, LLC, FS Equity Partners V, L.P. and  FS Affiliates V, L.P.

10.5
Stockholders Agreement, dated November 18, 2005, among Chicken Acquisition Corp., Trimaran Pollo Partners, LLC and certain continuing investors (incorporated by reference to EPL Intermediate, Inc.’s Form 10-K for the year ended December 27, 2005 (File No. 333-115644) filed on April 10, 2006)

10.6	Amendment No. 1 to the Stockholders Agreement, dated December 26, 2007, between Chicken Acquisition Corp. and Trimaran Pollo Partners, LLC

99.1	Press release, dated December 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.

	By:	/s/ Jerry L. Lovejoy

	Name:	Jerry L. Lovejoy

	Title:	Senior Vice President and General Counsel
DATE: January 2, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1
Unit Purchase Agreement, dated December 26, 2007, among EPL Intermediate, Inc., Trimaran Pollo Partners, L.L.C., Chicken Acquisition Corp., El Pollo Loco, Inc., FS Equity Partners V, L.P., FS Affiliates V, L.P., Peter Starrett, and certain members of Trimaran Pollo Partners, L.L.C.

10.1
Monitoring and Management Services Agreement, dated November 18, 2005, between Chicken Acquisition Corp. and Trimaran Fund Management, LLC (incorporated by reference to EPL Intermediate, Inc.’s Form 10-K for the year ended December 26, 2005 (File No. 333-115644) filed on April 10, 2006)

10.2	Amendment No. 1 to the Monitoring and Management Services Agreement, dated December 26, 2007, among Chicken Acquisition Corp., Trimaran Fund Management, LLC, and Freeman Spogli & Co. V, L.P.

10.3
Second Amended and Restated Limited Liability Company Operating Agreement of Trimaran Pollo Partners, L.L.C., dated March 8, 2006, among Trimaran Pollo Partners, L.L.C. and certain members of Trimaran Pollo Partners, L.L.C. (incorporated by reference to EPL Intermediate Inc.’s Registration Statement on Form S-4 (File No. 333-133318) filed on April 14, 2006)

10.4
Amendment No. 1 to the Second Amended and Restated Limited Liability Company Operating Agreement of Trimaran Pollo Partners, L.L.C., dated December 26, 2007, among Trimaran Pollo Partners, LLC, certain members of Trimaran Pollo Partners, LLC, FS Equity Partners V, L.P. and  FS Affiliates V, L.P.

10.5
Stockholders Agreement, dated November 18, 2005, among Chicken Acquisition Corp., Trimaran Pollo Partners, LLC and certain continuing investors (incorporated by reference to EPL Intermediate, Inc.’s Form 10-K for the year ended December 27, 2005 (File No. 333-115644) filed on April 10, 2006)

10.6	Amendment No. 1 to the Stockholders Agreement, dated December 26, 2007, between Chicken Acquisition Corp. and Trimaran Pollo Partners, LLC

99.1	Press release, dated December 27, 2007